UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): February 16, 2001
                                                        -----------------


                             Klever Marketing, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     000-18730              363688583
        ---------------                ---------              ---------
(State or other jurisdiction of     (Commission File         (IRS Employer
        incorporation)                  Number)           Identification No.)



            350 West Broadway, Suite 201, Salt Lake City, Utah 84101
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





        Registrant's telephone number, including area code (801) 322-1221
                                                           --------------




                                       N/A
              (Former name or former address, if changed since last
                                    report.)

Item 5.  Other Events.

     On February 16, 2001, Klever Marketing, Inc. issued a press release announcing the appointment of a new Chairman of the Board. On January 26, 2001,
D. Paul Smith, a long-time financial advisor to the Company was named the new Chairman, replacing Paul G. Begum who remains a director.

Item 7. Financial Statements and Exhibits. The following exhibit is filed as part of this report:

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable
                  -------------------------------

         (c)      Exhibits.
                  --------

99.1     Press release issued by Klever Marketing, Inc. dated February 16, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            Klever Marketing, Inc.


Date: February 16, 2001                     By:/s/ Corey A. Hamilton
                                               --------------------------
                                               Corey A. Hamilton, President/CEO

Exhibit 99.1

BW0134  FEB 16,2001       8:51 PACIFIC      11:51 EASTERN


( BW)(UT-KLEVER-MARKETING)(KLMK) Klever Marketing Board Elects New Chairman

    Business Editors

     SALT LAKE CITY--(BUSINESS WIRE)--Feb. 16, 2001--Klever Marketing(TM) Inc. (OTCBB: KLMK) Friday announced their selection of a new chairman on the company's board of directors.
     D. Paul Smith, a current board member and long-time financial advisor to the company was appointed as chairman on Jan. 26, 2001.
     Smith replaces Paul G. Begum who remains a director.
     "Smith is an honorable man with years of solid business experience who will foster productive business planning as he presides over future board meetings," stated Corey Hamilton, president and chief executive officer of Klever Marketing(TM) Inc.
     Klever Marketing(TM) Inc., www.kleverkart.com, is publicly traded on the OTC Bulletin Board under the symbol "KLMK." The company's formula of Sight + Sound = Product Movement(R) is defined through the use of visual and audible stimulation that encourages impulse buying, brand switching and new product trials.

     The statements made in this release that are not historical facts contain forward-looking information that involves risks and uncertainties.
     Important factors that may cause actual results to differ include, but are not limited to, the impact of competitive products and services, the company's ability to manage growth and acquisitions of technology or businesses, the effect of economic and business conditions and other risks detailed from time to time in the company's filings with the Securities and Exchange Commission.

               --30--sig/ix*

               CONTACT: Klever Marketing Inc., Salt Lake City
                        Corey A. Hamilton, 801/322-1221 x151
                         coreyh@kleverkart.com
                        StacyAnn Hoerner, 801/322-1221 x113 (Investor Relations)
                         stacyannr@kleverkart.com

               KEYWORD: UTAH
               INDUSTRY KEYWORD: COMPUTERS/ELECTRONICS HARDWARE SUPERMARKETS MANAGEMENT CHANGES